UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2025

Cintas Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 459-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

In connection with the sale of $400,000,000 aggregate principal amount of 4.200% Senior Notes due 2028 by Cintas Corporation No. 2, Cintas Corporation is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration Nos. 333-276421, 333-276421-01, 333-276421-02 and 333-276421-03), filed with the Securities and Exchange Commission on January 8, 2024:

1.

Underwriting Agreement, dated April 28, 2025, by and among Cintas Corporation No. 2, Cintas Corporation and the other guarantors party thereto and KeyBanc Capital Markets Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein;

2.	Officers’ Certificate establishing the terms of the 4.200% Senior Notes due 2028 (including Form of Note);

3.	Opinion of Davis Polk & Wardwell LLP;

4.	Opinion of Fennimore Craig, P.C.;

5.	Opinion of Fikso Kretschmer Smith Dixon Ormseth PS.; and

6.	Opinion of Keating Muething & Klekamp PLL.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 28, 2025, by and among Cintas Corporation No. 2, Cintas Corporation and the other guarantors party thereto and KeyBanc Capital Markets Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein

4.1	Officers’ Certificate establishing the terms of the 4.200% Senior Notes due 2028 (including Form of Note)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of Fennemore Craig, P.C.

5.3	Opinion of Fikso Kretschmer Smith Dixon Ormseth PS

5.4	Opinion of Keating Muething & Klekamp PLL

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Fennemore Craig, P.C. (included in Exhibit 5.2)

23.3	Consent of Fikso Kretschmer Smith Dixon Ormseth PS (included in Exhibit 5.3)

23.4	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5.4)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

By:	/s/ J. Michael Hansen
J. Michael Hansen
Executive Vice President & Chief Financial Officer

Date: May 2, 2025